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                                                                    EXHIBIT 99.3

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                          SLM STUDENT LOAN TRUST 2002-8

                       ADMINISTRATION AGREEMENT SUPPLEMENT


                          Dated as of December 18, 2002


                                       to


                         MASTER ADMINISTRATION AGREEMENT


                             Dated as of May 1, 1997


                                     Between


                             SLM FUNDING CORPORATION


                                       and


                       STUDENT LOAN MARKETING ASSOCIATION


================================================================================

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     SLM Student Loan Trust 2002-8 Administration Agreement Supplement dated as of December 18, 2002 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding Corporation (the "Depositor") and Student Loan Marketing Association (the "Administrator").

     This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2002-8 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2002-8.

     General. The Trust is issuing Class A Notes, Class B Notes and an Excess Distribution Certificate only. It will not issue Certificates. Accordingly, all usages of "Certificates" and of terms referring thereto in the Agreement shall be disregarded. In addition with respect to the Trust only, all references to the "Seller" in the Agreement shall be deleted and replaced with the "Depositor".

1.   The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

     The Trust: SLM Student Loan Trust 2002-8

     The Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Interim Eligible Lender Trustee: Chase Manhattan Bank USA, National Association

     The Indenture Trustee: The Bank of New York; references to Bankers Trust Company in the Agreement shall mean The Bank of New York for the purpose of the Trust.

     The Collection Account Initial Deposit on the Closing Date, which Sallie Mae shall make on behalf of the Trust in accordance with Section 2.6.C of the Agreement shall be: $0.00.

2. Attached hereto is Appendix A (SLM Student Loan Trust 2002-8) containing those definitions that shall be applicable to this Supplement and to the Agreement in connection with the Trust and this Supplement in place of the definitions contained in Appendix A attached to the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, is being delivered to the Administrator together with this Supplement and is in substantially the respective forms attached to the Agreement as Exhibits B through I (to the extent applicable).

4. Notwithstanding anything to the contrary set forth in Section 2.3C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as

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contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2002-8 only as follows:

     (a)  Section 2.2B is deleted and replaced with the following:

          B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement.

     (b)  Section 2.4 is amended as follows:

          The last part of the sentence immediately preceding the proviso is changed from "a rate equal to the Federal Funds Rate less .20%" to "a rate equal to no less than the Federal Funds Rate less .20%."

     (c)  Section 2.3A is amended by inserting the following subsection:

          3. The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

     (d) Section 2.3B is amended by including "Capitalized Interest Account" in the definition of "Trust Accounts" Section 2.3B is further amended by deleting the third sentence in its entirety and replacing it with the following: "Funds on deposit in the Trust Accounts shall be invested in Eligible Investments that mature so that such funds will be available on the Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or Distribution Date."

          (e) Section 2.3C.3 is amended by replacing "Trust Accounts" with "Collection Account and the Reserve Account."

          (f) Section 2.7A is amended by inserting the following sentence after the first sentence:

          On each Determination Date to and including the Determination Date immediately preceding the December 2003 Distribution Date, the Administrator shall calculate any amounts to be distributed from the Capitalized Interest Account, if any, on the related Distribution Date.

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     (g)  Section 2.7C is deleted and replaced with the following:

          C. The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1A and 3.1C) to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date, to the extent of the amount of Available Funds in the Collection Account plus amounts transferred from the Reserve Account pursuant to section 2.8.1 and through the December 2003 Distribution Date, amounts transferred from the Capitalized Interest Account pursuant to Section 2.8.2 with respect to clauses 5 and 6 below, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

                1. to the Indenture Trustee for amounts due under Section 6.7 of the Indenture;

                2.  to the Servicer for due and unpaid Primary Servicing Fees;

                3.  to the Administrator, any due and unpaid Administration
          Fees;

                4. to the Swap Counterparties, in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority, for any due and unpaid Swap Fees;

                5. to the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for such interest;

                6. to the Class B Noteholders for amounts due and unpaid on the Class B Notes for interest;

                7. to Class A-1 Noteholders for amounts due and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal;

                8. to Class A-2 Noteholders for amounts due and unpaid on the Class A-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes for principal;

                9. to Class A-3 Noteholders for amounts due and unpaid on the Class A-3 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes for principal;

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                10. to Class A-4 Noteholders for amounts due and unpaid on the
          Class A-4 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes for principal;

                11. to the Class B Noteholders for amounts due and unpaid on the Class B Notes for principal, ratably without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal;

                12. to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

                13. to the Swap Counterparties, in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority, for any due and unpaid Swap Payments;

                14. to the Servicer, for any unpaid Carryover Servicing Fees;
          and

                15. to the Excess Distribution Certificateholder, any remaining funds after the preceding clauses.

          Notwithstanding the foregoing, (x) if (a) on any Distribution Date following distributions under clauses 1 through 12 above to be made on such Distribution Date, without giving effect to payments from the Capitalized Interest Account to the Class B Notes, the Outstanding Amount of the Class A Notes would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus (iii) the balance of the Reserve Account on such Distribution Date following such distributions under clauses 1 through 12 minus (iv) the Specified Reserve Account Balance for that Distribution Date, or (b) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in (a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders' Distribution Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount; and (y) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of the outstanding principal balance of the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Sections 2.7C.7 through C.10 until the principal amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders as set forth in Section 2.7C.11 provided that the amount of such distribution shall not exceed the outstanding principal balance of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such date.

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     (h)  Section 2.8 is deleted and replaced with the following:

          SECTION 2.8.1  RESERVE ACCOUNT.


          A. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

          B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.2 on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.8.1D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

          B.2. In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to
          Section 2.7C.3 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph
          B.1 above, and to distribute such amount to the Administrator.

          B.3. In the event that the Swap Fees for any Distribution Date exceed the amount distributed to the applicable Swap Counterparties pursuant to Section 2.7C.4 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and B.2 above, and to distribute such amount in proportion to their respective entitlements under the applicable Swap Agreements without preference or priority to the applicable Swap Counterparties.

          B.4. In the event that the Class A Noteholders' Interest Distribution Amount and the Class B Noteholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to the Noteholders pursuant to Sections 2.7C.5, 2.7C.5 and 2.8.2B.1 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Class A Noteholders and to the Class B Noteholders entitled

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          thereto, in the same order and priority as is set forth in Sections
          2.7C.5 and C.6 subject to the last paragraph of Section 2.7C.

          B.5. In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any Class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.7C.7, 2.7C.8, 2.7C.9 or 2.7C.10 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.4 above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.7 through 2.7C.10.

          B.6. In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.7C.11 on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.5 above, and to distribute such amount to the Class B Noteholders entitled thereto.

          C.1. After giving effect to Section 2.8.1B, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C.1) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

          C.2. In the event of a termination of any Swap Agreement that requires the Trust to make a termination payment to that Swap Counterparty, such termination payment shall be paid in the same order of priority as the Swap Fee in Sections 2.7C.4 and 2.8.1B.3 and the Swap Payment in Sections 2.7C.13, as the case may be; PROVIDED, however, that in the event that the Trust is required to make a termination payment to a Student Loan Rate Swap Counterparty as a result of (i) an Event of Default (as such term is defined in the Swap Confirmation) where the Swap Counterparty is the Defaulting Party (as such term is defined in the Swap Confirmation) or (ii) a Termination Event (as such term is defined in the Swap Confirmation), such termination payment will be subordinate in priority to the right of the Class A Noteholders to receive the Class A Noteholders' Distribution Amount and to the Class B Noteholders to receive the Class B Noteholders' Distribution Amount and, if necessary, to the reinstatement of the balance of the Reserve Account up to the Specified Reserve Account Balance.

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          In the event of a termination of a Swap Confirmation that requires the
          Trust to make a termination payment to the applicable Swap
          Counterparty except as described in the proviso above, the Administrator promptly shall notify the Rating Agencies of such requirement and, within thirty (30) days of such termination payment, shall provide to the Rating Agencies cash flows and such other financial information with respect to the Trust as the Rating Agencies may reasonably request.

          D. On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and of all other amounts (other than Carryover Servicing Fees and Swap Termination Payments) owing or to be distributed hereunder or under the Indenture to Noteholders, the Servicer, the Swap Counterparty or the Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, and second, to pay any Swap Termination Payments not previously paid to the Swap Counterparty. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8.1D.

          E. Anything in this Section 2.8.1 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee and Swap Termination Payment, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

          SECTION 2.8.2  CAPITALIZED INTEREST ACCOUNT

               A. On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

          B.1. In the event that the Class A Noteholders' Interest Distribution Amount and the Class B Noteholders' Interest Distribution Amount for any Distribution Date through the December 2003 Distribution Date exceeds the amounts distributed to the Noteholders pursuant to Sections 2.7C.5 and 2.7C.6 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Capitalized Interest Account an amount equal to such excess, to the extent of funds available therein, and to distribute such amount first to the Class A Noteholders until they have received the Class A Noteholders' Interest Distribution Amount for that Distribution Date and then to the Class B

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          Noteholders until they have received the Class B Noteholders'
          Interest Distribution Amount for that Distribution Date.

          B.2. After giving effect to Section 2.8.2B.1 on the December 2003 Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw any amounts remaining from the Capitalized Interest Account and to distribute such amount to the holder of the Excess Distribution Certificate.

     (i) Section 2.9.e is deleted, and Sections 2.9.f-j are redesignated as Sections 2.9.e-i and the following is inserted as Section 2.9.j:

          j. The amount of the Swap Fees and Swap Payments made on such Distribution Date.


     (j) In addition, the first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

          Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and (l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

     (k) The last sentence of Section 3.1D is deleted and replaced with the following:

          In connection therewith, the Administrator shall calculate Three-Month LIBOR in accordance with the definitions thereof and shall also determine the Student Loan Rate with respect to each Distribution Date. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under the Swap Agreements.

     (l) the "or" is deleted from Subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and to replace with ";".

     (m)  A new Subparagraph 4.2 (iv) is inserted as follows:

          "(iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act)."

     (n) the "25%" in Section 5.1.B and in the first clause following Section 5.1C is deleted and replaced with "50%".

     (o)  Sections 6.1A and B are deleted and replaced with the following:

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          SECTION 6.1   TERMINATION.

               A. OPTIONAL PURCHASE OF ALL TRUST STUDENT LOANS. The Administrator shall notify the Servicer, the Depositor and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; PROVIDED, HOWEVER, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amount owing to the Swap Counterparties and any Carryover Servicing Fees. In the event the Seevicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

     (p) Section 8.5 is amended by inserting at the end of the first paragraph the following:

          and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under any swap agreement, (ii) the ability of the Trust to timely and fully perform its obligations under any Swap Agreement or (iii) any of the Trust's obligations under any Swap Agreement or any swap transaction under such agreement. Any such amendment, modification or supplement without the consent of the Swap Counterparty shall not be binding on the Swap Counterparty.

6. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be

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bound by the terms of the Agreement in connection with the Trust, this
Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Depositor) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

     This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                         SLM FUNDING CORPORATION


                                         By: /s/ MARK L. HELEEN
                                             --------------------------------

                                         Name: Mark L. Heleen
                                               ------------------------------

                                         Title: Vice President
                                                -----------------------------


                                         SALLIE MAE SERVICING L.P.

                                         By: SALLIE MAE, INC.,
                                         Its general partner

                                         By: /s/ BARBARA A. DEEMER
                                             --------------------------------

                                         Name: Barbara A. Deemer
                                               ------------------------------

                                         Title: Vice President
                                                -----------------------------


                                         SLM STUDENT LOAN TRUST 2002-8

                                         By CHASE MANHATTAN BANK USA, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity but solely as Eligible
                                         Lender Trustee

                                         By: /s/ JOHN J. CASHIN
                                             --------------------------------

                                         Name: John J. Cashin
                                               ------------------------------

                                         Title: Vice President
                                                -----------------------------

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                                         CHASE MANHATTAN BANK USA, National
                                         Association, not in its individual
                                         capacity but solely as Eligible
                                         Lender Trustee


                                         By: /s/ JOHN J. CASHIN
                                             --------------------------------

                                         Name: John J. Cashin
                                               ------------------------------

                                         Title: Vice President
                                                -----------------------------


                                         THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Indenture Trustee


                                         By: /s/ ROBERT D. FOLTZ
                                             --------------------------------

                                         Name: Robert D. Foltz
                                               ------------------------------

                                         Title: Agent
                                                -----------------------------


The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Seller and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.


STUDENT LOAN MARKETING ASSOCIATION


By: /s/ MICHAEL E. SHEEHAN
    --------------------------------

Name: Michael E. Sheehan
      ------------------------------

Title: Vice President
       -----------------------------

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